EQ ADVISORS TRUSTSM

Equitable Moderate Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

SUPPLEMENT DATED AUGUST 1, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective August 1, 2022, James Chen of Equitable Investment Management Group, LLC no longer serves as a member of the team that is responsible for selecting the Underlying Portfolios and Underlying ETFs in which the Equitable Moderate Growth MF/ETF Portfolio and Equitable Growth MF/ETF Portfolio invest. All references to James Chen in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date.